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                                                                EXHIBIT 10.23(c)



Fife Symington                                          Joseph A. Spicola
  Governor                                              Executive Director


                                ARIZONA LOTTERY
                                 [LETTERHEAD]


                               December 3, 1996




Elizabeth H. Finnegan
General Counsel
International Lottery, Inc.
6665 Creek Rd.
Cincinnati, OH  45242

        RE:  Extension of Contract #93-002
             Instant Ticket Vending Machines - Lease

Dear Ms. Finnegan:

In my capacity as Executive Director, I am hereby exercising the third option to extend the above referenced contract for a one year period beginning January 1, 1997. This option is found in Part Three, Page 19, Paragraph 3.5 of the Request for Proposal.

The contract period shall be January 1, 1997 through December 31, 1997 with the terms and conditions remaining the same.

Please signify your agreement of this extension by affixing your signature below and returning the original of this letter to me. A copy is enclosed for your records.

                                                Sincerely,



                                                /s/ Jody Spicola
                                                -------------------------
                                                Jody Spicola
                                                Executive Director


JS:fs

Enclosure

Agreed to this 6th day of December, 1996.

/s/ David F. Nichols for International Lottery, Inc.